UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06115

Exact name of registrant as specified in charter:	The Singapore Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Stockholders. – fund accounting

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under the Investment Company Act of 1940, as amended

(the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2012, consisted of 50% net investment income, 50% net realized long-term capital gains.

In January 2013, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2012 calendar year.

Our fund managers' most useful tool No. 5: A shared cup of tea.

When researching Asian investment opportunities, we prefer to interview face-to-face.

Aberdeen Closed-End Funds.

In Asian markets, you have to do your own due diligence and discovery. Not just take someone else's word for it. That's why it's important to have people locally, on the ground, researching markets and companies first hand.

We believe Asia represents one of the world's strongest and growing economic regions and the prospects for income and appreciation have never looked better.

At Aberdeen, we only do our own research and our fund managers are based in the regions where we invest.

But it takes more than an understanding of the big picture to appreciate the diverse range of investment opportunities in Asia, as we've discovered over many cups of tea.

Aberdeen's Asia-Pacific and global closed-end funds listed in the U.S. are:

- Aberdeen Asia-Pacific Income Fund, Inc. (FAX)*
- Aberdeen Australia Equity Fund, Inc. (IAF)
- Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (ETF)
- Aberdeen Global Income Fund, Inc. (FCO)*
- Aberdeen Indonesia Fund, Inc. (IF)
- The Asia Tigers Fund, Inc. (GRR)
- The India Fund, Inc. (IFN)
- The Singapore Fund, Inc. (SGF)

For more information, contact our Investor Relations Team at 866-839-5205 or e-mail InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. *Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

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Stockholder Letter (unaudited)

December 4, 2012

Dear Stockholder,

We present this Annual Report which covers the activities of The Singapore Fund, Inc. (the “Fund”) for the twelve-month period ended October 31, 2012. The Fund’s primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

Total Return Performance

For the year ended October 31, 2012, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was 16.2%, assuming reinvestment of dividends and distributions, versus a return of 11.9% for the Fund’s benchmark, the MSCI Singapore Index.

Share Price and NAV

For the year ended October 31, 2012, based on market price, the Fund’s total return was 13.5% assuming reinvestment of dividends and distributions. The Fund’s share price increased 7.5% over the twelve months, from $12.60 on October 31, 2011 to $13.55 on October 31, 2012. The Fund’s share price on October 31, 2012 represented a discount of 10.8% to the NAV per share of $15.19 on that date, compared with a discount of 8.6% to the NAV per share of $13.79 on October 31, 2011.

Managed Distribution Policy

On August 15, 2012, the Fund announced the implementation of a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The Board has determined that the initial percentage will be 6%. The managed distribution policy is subject to regular review by the Board.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2012 the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeensgf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from our portfolio managers around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Please contact Aberdeen Asset Management Inc. by:

•              Calling toll free at 1-866-839-5205 in the United States;

•              Emailing InvestorRelations@aberdeen-asset.com;

•              Visting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home;

•              Visiting www.aberdeensgf.com.

Yours sincerely,

Alan Goodson

President

The Singapore Fund, Inc.	1

Report of the Investment Manager (unaudited)

December 4, 2012

Market Review

Singapore equities rose sharply despite significant volatility during the review period. Investor sentiment was lifted by policy actions from major central banks such as the European Central Bank’s (ECB) long-term refinancing operations in the first quarter, and more recently, the concerted easing of monetary policies by the Federal Reserve, the ECB and the Bank of Japan. The local bourse also benefited from investors, search for a safe haven and good dividend yields.

The Singapore economy posted healthy growth at the beginning of 2012. However, manufacturing activity and exports soon lost momentum because of external headwinds. Preliminary estimates show that gross domestic product contracted by 5.9% in the third quarter, from the previous three months. The pullback was largely due to the decline in manufacturing and wholesale trade. Inflation was also a concern, particularly given the tight labor market and high cost of private vehicle ownership.

Outlook

Looking ahead, the local bourse is likely to be influenced by unfolding events in Europe and the United States. While President Obama’s re-election removes some uncertainty, the status quo of a Republican-controlled House and the Democrat-led Senate means that the “fiscal cliff” is still unresolved. In Asia, investors are hoping the new Chinese leadership, led by Xi Jinping, will introduce aggressive measures and quicken the pace of reform. Already, attempts to crackdown on corruption and official excesses are being felt. However, fuller details are unlikely until the new government takes office next March. Nonetheless, we are confident that our holdings, which have been carefully selected for their robust fundamentals and good management, will do well, regardless of the challenges that lie ahead.

Aberdeen Asset Management Asia Limited

2	The Singapore Fund, Inc.

Portfolio Composition (unaudited)

October 31, 2012

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An Industry classification standard sector can include more than one industry. As of October 31, 2012, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of October 31, 2012, the Fund held 99.8% of its net assets in equities and 0.2% in a short-term investment.

Asset Allocation as of October 31, 2012

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

October 31, 2012

The following were the Fund’s top ten holdings as of October 31, 2012:

Name of Security	Percentage of Net Assets

Oversea-Chinese Banking Corp. Ltd.	9.8%
United Overseas Bank Ltd.	8.9%
Jardine Matheson Holdings Ltd.	8.0%
Keppel Corp. Ltd.	6.7%
City Developments Ltd.	6.1%
DBS Group Holdings Ltd.	5.0%
Singapore Technologies Engineering Ltd.	4.9%
Singapore Telecommunications Ltd.	4.1%
SembCorp Marine Ltd.	3.8%
Bukit Sembawang Estates Ltd.	3.7%

The Singapore Fund, Inc.	3

Average Annual Returns (unaudited)

October 31, 2012

The following table summarizes Fund performance compared to the MSCI Singapore Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2012.

	1 Year	3 Years	5 Years		10 Years
Net Asset Value (NAV)	16.24%	9.86%	(1.21%	)	13.75%
Market Value	13.48%	9.58%	(1.55%	)	15.38%
MSCI Singapore Index	11.93%	11.51%	1.21%		14.43%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The net operating expense ratio is 1.65%.

4	The Singapore Fund, Inc.

Portfolio of Investments

As of October 31, 2012

Shares	Description	Value
LONG-TERM INVESTMENTS—99.8%
COMMON STOCKS—99.8%
CONSUMER DISCRETIONARY—4.7%(a)
2,035,000	FJ Benjamin Holdings Ltd.	$ 541,047
60,000	Jardine Cycle & Carriage Ltd.	2,414,085
716,000	Singapore Press Holdings Ltd.	2,367,437
		5,322,569
CONSUMER STAPLES—0.4%(a)
827,000	Breadtalk Group Ltd.	406,170
FINANCIALS—48.9%
3,100,000	Ascendas Hospitality Trust*(a)	2,307,891
964,000	Bukit Sembawang Estates Ltd.(a)	4,246,030
2,100,000	CDL Hospitality Trusts(a)	3,330,433
752,000	City Developments Ltd.(a)	7,021,421
502,120	DBS Group Holdings Ltd.(a)	5,702,291
3,500,000	Far East Hospitality Trust*	2,826,283
851,000	Hong Leong Finance Ltd.(a)	1,740,305
1,500,641	Oversea-Chinese Banking Corp. Ltd.(a)	11,153,305
604,000	Singapore Exchange Ltd.(a)	3,319,691
681,397	United Overseas Bank Ltd.(a)	10,161,518
2,738,000	Wheelock Properties (Singapore) Ltd.(a)	4,062,161
		55,871,329
HEALTH CARE—3.4%(a)
2,841,000	Eu Yan Sang International Ltd.	1,418,895
1,246,000	Raffles Medical Group Ltd.	2,496,409
		3,915,304
INDUSTRIALS—33.2%(a)
1,642,000	ComfortDelGro Corp. Ltd.	2,270,658
148,400	Jardine Matheson Holdings Ltd.	9,116,127
67,000	Jardine Strategic Holdings Ltd.	2,432,059
882,500	Keppel Corp. Ltd.	7,678,162
1,070,000	SATS Ltd.	2,439,619
1,127,000	SembCorp Marine Ltd.	4,329,034
335,000	Singapore Airlines Ltd.	2,903,302
1,245,000	Singapore Post Ltd.	1,162,823
1,924,000	Singapore Technologies Engineering Ltd.	5,537,415
		37,869,199
INFORMATION TECHNOLOGY—5.1%
585,000	Venture Corp. Ltd.(a)	3,661,608
757,000	WBL Corp. Ltd.	2,196,901
		5,858,509
TELECOMMUNICATION SERVICES—4.1%(a)
1,792,000	Singapore Telecommunications Ltd.	4,720,153
	Total Long-Term Investments—99.8% (cost $89,113,697)	113,963,233

The Singapore Fund, Inc.	5

Portfolio of Investments (concluded)

As of October 31, 2012

Par Amount	Description	Value
SHORT-TERM INVESTMENT—0.2%
$213,000

Repurchase Agreement, State Street Bank and Trust Co., 0.15% dated 10/31/2012, due 11/01/2012 repurchase price $213,001, collateralized by U.S. Treasury Note, maturing 8/31/18; total market value of $221,988

		$ 213,000
	Total Short-Term Investment—0.2% (cost $213,000)	213,000
	Total Investments—100.0% (cost $89,326,697)(b)	114,176,233
	Other Assets in Excess of Liabilities—0.0%	19,008
	Net Assets—100.0%	$114,195,241

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

6	The Singapore Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2012

Assets
Investments, at value (cost $89,113,697)	$113,963,233
Repurchase agreement, at value (cost $213,000)	213,000
Foreign currency, at value (cost $345,948)	347,434
Cash	740
Interest and dividends receivable	19,808
Prepaid expenses	10,599
Total assets	114,554,814
Liabilities
Legal fees and expenses (Note 3)	128,400
Audit and tax services	92,900
Investment management fees payable (Note 3)	70,721
Administration fees payable (Note 3)	19,634
Investor relations fees payable (Note 3)	19,005
Director fees payable	3,100
Accrued expenses	25,813
Total liabilities	359,573

Net Assets	$114,195,241

Composition of Net Assets:
Common stock (par value $.01 per share)	$ 75,170
Paid-in capital in excess of par	85,499,692
Accumulated net investment income	811,268
Accumulated net realized gain from investments and foreign currency transactions	2,958,037
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	24,851,074
Net Assets	$114,195,241
Net asset value per common share based on 7,516,959 shares issued and outstanding	$ 15.19

See Notes to Financial Statements.

The Singapore Fund, Inc.	7

Statement of Operations

For the Year Ended October 31, 2012

Net Investment Income

Income
Dividend (net of foreign withholding taxes of $24,474)	$ 4,261,337
Interest	190
4,261,527

Expenses
Investment management fee (Note 3)	855,209
Administration fee (Note 3)	345,994
Legal fees and expenses (Note 3)	221,015
Custodian’s fees and expenses (Note 3)	113,647
Directors’ fees and expenses	106,131
Independent auditors’ fees and expenses	93,340
Reports to shareholders and proxy solicitation	69,543
Investor relations fees and expenses (Note 3)	65,849
Insurance expense	20,068
Transfer agent’s fees and expenses	11,875
Miscellaneous	46,934
Total expenses	1,949,605

Net Investment Income	2,311,922

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions	7,821,937
Foreign currency transactions	50,533
7,872,470

Net change in unrealized appreciation/(depreciation) on:
Investments	7,535,268
Foreign currency translation	1,751
7,537,019
Net gain from investments and foreign currencies	15,409,489
Net Increase in Net Assets Resulting from Operations	$ 17,721,411

See Notes to Financial Statements.

8	The Singapore Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2012	October 31, 2011
Increase/(Decrease) in Net Assets Operations:
Net investment income	$ 2,311,922	$ 1,558,889
Net realized gain from investment transactions	7,821,937	3,753,823
Net realized gain from foreign currency transactions	50,533	267,129
Net change in unrealized appreciation/depreciation on investments	7,535,268	(21,505,622)
Net change in unrealized appreciation/depreciation on foreign currency translation	1,751	(1,192)
Net increase/(decrease) in net assets resulting from operations	17,721,411	(15,926,973)
Distributions to Shareholders from:
Net investment income	(2,910,258)	(2,658,185)
Net realized gains	(2,950,651)	(14,904,820)
Net decrease in net assets from distributions	(5,860,909)	(17,563,005)
Capital Stock Transactions:
Reinvestment of dividends resulting in the issuance of 47,737 and 474,898 shares of common stock, respectively	577,317	7,104,470
In-kind tender offer resulting in the retirement of 2,499,192 and 0 shares of common stock, respectively (Note 5)	(35,159,751)	–
Expenses in connection with the in-kind tender offer (Note 5)	(590,688)	–
Change in net assets from capital stock transactions	(35,173,122)	7,104,470
Change in net assets resulting from operations	(23,312,620)	(26,385,508)
Net Assets:
Beginning of year	137,507,861	163,893,369
End of year (including accumulated net investment income of $811,268 and $997,180, respectively)	$114,195,241	$137,507,861

See Notes to Financial Statements.

Amounts listed as “–” are $0 or round to $0.

The Singapore Fund, Inc.		9

Financial Highlights

	For the Year Ended October 31,
	2012	2011	2010	2009	2008

PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$13.79	$17.26	$13.85	$8.85	$22.83
Net investment income	0.27	0.16	0.15	0.20	0.27
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.80	(1.75)	3.52	5.31	(12.77)
Total from investment operations	2.07	(1.59)	3.67	5.51	(12.50)
Distributions from:
Net investment income	(0.34)	(0.28)	(0.26)	(0.03)	(1.31)
Net realized gains	(0.30)	(1.57)	–	(0.47)	(0.15)
Total distributions	(0.64)	(1.85)	(0.26)	(0.50)	(1.46)
Dilutive effect of dividend reinvestment	–	(0.03)	–	(0.01)	(0.02)
Dilutive effect of in-kind tender offer	(0.03)	–	–	–	–
Net asset value, end of year	$15.19	$13.79	$17.26	$13.85	$8.85
Market value, end of year	$13.55	$12.60	$16.31	$12.45	$8.04
Total Investment Return Based on(b):
Market value	13.48%	(13.19% )	33.59%	65.09%	(57.49% )
Net asset value	16.24%	(10.22% )	27.08%	66.85%	(57.53% )
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$114.2	$137.5	$163.9	$131.2	$82.9
Net operating expenses	1.65%	1.83%	1.76%	1.95%	1.79%
Expenses, including tax applicable to net investment income	1.67%	1.84%	1.79%	2.03%	1.82%
Net investment income	1.96%	1.03%	1.03%	1.91%	1.66%
Portfolio turnover	11%	76%	69%	98%	94%

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

See Notes to Financial Statements.

Amounts listed as “–” are $0 or round to $0.

10	The Singapore Fund, Inc.

Notes to Financial Statements

October 31, 2012

1. Organization

The Singapore Fund, Inc. (the “Fund”) was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. The Fund is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The Fund’s primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Prior to October 1, 2012, the Fund determined net asset value based on valuations made as of 5:00 p.m., Singapore time and closing Bloomberg Tokyo Composite for foreign exchange rates, on each day. Securities which were listed on foreign stock exchanges and for which market quotations were readily available were valued at the last sale price on the principal exchange on which the securities were traded, as of the close of business on the day the securities were being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations were available, such securities were valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that traded over-the-counter, if bid and asked price quotations were available, were valued at the mean between the current bid and asked prices, or, if such quotations are not available, were valued as determined in good faith by the Board of Directors (the “Board”) of the Fund. In instances where quotations were not readily available or where the price as determined by the above procedures were deemed not to represent fair market value, fair value was determined in such manner as the Board prescribed. Short-term investments having maturity of 60 days or less were valued at amortized cost, except where the Board determined that such valuation did not represent the fair value of the investment. All other securities and assets were valued at fair value as determined in good faith by, or under the direction of, the Board.

Effective October 1, 2012, except as described in the next paragraph, equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These factors are based on inputs such as, Depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a fair valuation factor is determined as a Level 2 investment. When no fair valuation factor is applied, the security is determined as a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon

The Singapore Fund, Inc.	11

Notes to Financial Statements (continued)

October 31, 2012

unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments
Financials	$2,826,283	$53,045,046	$–	$55,871,329
Information Technology	2,196,901	3,661,608	–	5,858,509
Other	–	52,233,395	–	52,233,395
Short-Term Investment	–	213,000	–	213,000
Total Investments	$5,023,184	$109,153,049	$–	$114,176,233

The Fund held no Level 3 securities at October 31, 2012.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2012, due to the addition of fair valuation factors (as described above), all securities with the exception of the short-term investment, that are currently Level 2 have transferred from Level 1 to Level 2. For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies other than those described above.

(b) Repurchase Agreements:

The Fund enters into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $213,000 as of October 31, 2012.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)  purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are

12	The Singapore Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On August 15, 2012, the Fund announced the implementation of a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net investment income and net realized gains on investment transactions and net realized foreign exchange gains, if any to the extent those amounts are not otherwise distributed under the managed distribution policy. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to wash sales and investments in passive foreign investment companies.

(f) Federal Income Taxes:

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

3. Agreements and Transactions with Affiliates

(a) Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For such services, the Fund pays AAMAL a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly Managed Assets and 0.66% of the Fund’s average weekly Managed Assets in excess of $50 million. For purposes of this calculation, “Managed Assets” of the Fund shall mean total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. For the year ended October 31, 2012, the Manager earned $855,209 from the Fund for management fees.

(b) Fund Administration:

Effective September 28, 2012, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a

The Singapore Fund, Inc.	13

Notes to Financial Statements (continued)

October 31, 2012

fee, payable quarterly, at an annual fee rate of 0.20% of the value of the Fund’s average weekly net assets. For the year ended October 31, 2012, AAMI earned $19,634 from the Fund for administrative services.

Prior to September 28, 2012, Daiwa Securities Trust Company (“DSTC”), provided certain administrative services to the Fund (in such capacity, the “Administrator”), for which the Fund paid DSTC a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum fee of $150,000. For the year ended October 31, 2012, DSTC earned $215,359 from the Fund for administrative services. In addition, as permitted by the Administration Agreement, the Fund reimbursed the Administrator for its out-of-pocket expenses related to the Fund. During the period of November 1, 2011 through September 28, 2012, expenses of $15,668 were paid to the DSTC, representing reimbursement to the Administrator of costs relating to attendance by its employees at meetings of the Fund’s Board.

Prior to September 28, 2012, the Board had also approved the payment of the administrative compliance expense for the Fund in the amount of $104,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. For the year ended October 31, 2012, DSTC earned $95,333 from the Fund for administrative compliance services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2012, the Fund incurred investor relations fees of approximately $51,106. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Other Agreements:

Effective September 28, 2012, State Street Bank and Trust Company became Custodian for the Fund’s assets. Prior to September 28, 2012, DSTC also acted as custodian for the Fund’s assets and appointed sub-custodians for the Fund’s assets held outside of the United States. DSTC had appointed DBS Bank Ltd. (“DBS Bank” or the “Sub-Custodian”), to act as the sub-custodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC received a monthly fee of 0.10% of the average weekly net assets of the Fund representing U.S. assets and all other assets not held by the Sub-Custodian, and 0.02% of the average weekly net assets of the Fund representing assets held by the Sub-Custodian and reimbursement of out-of-pocket expenses. As compensation for its services, the Sub-Custodian received a quarterly fee of 0.07% of the average weekly net assets of the Fund representing assets held by the Sub-Custodian and reimbursement of out-of-pocket expenses. During the year ended October 31, 2012, DSTC earned $22,798 and DBS Bank earned $75,305 from the Fund for their respective custodial services.

During the year ended October 31, 2012, the Fund paid or accrued $220,759 for legal services, in connection with the Fund’s on-going operations to a law firm in which the Fund’s Assistant Secretary is a consultant.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2012, were $12,851,176 and $51,062,331, respectively.

5. Capital

There are 100 million shares of $0.01 par value common stock authorized. At October 31, 2012, there were 7,516,959 shares of common stock issued and outstanding.

On March 20, 2012, the Fund announced that in accordance with its tender offer (the “Offer”) to purchase up to 25% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on March 14, 2012 (the “Expiration Date”), the Fund accepted 2,499,192 properly tendered shares, representing 25% of the Fund’s outstanding shares, at a price per share of $14.07 (the “Purchase Price”). The Purchase Price was equal to 99% of the Fund’s net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on March 15, 2012. The total value of the assets of the Fund distributed in payment for such properly tendered shares accepted in the Offer based on the Purchase Price was $35.2 million. In the Offer, 4,841,506 shares, or 48.4% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date. In accordance with the terms of the Offer, the

14	The Singapore Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

Fund accepted shares on a pro-rata basis from all tendering stockholders, except that the Fund accepted all shares tendered by stockholders who owned fewer than 100 shares and tendered all their shares for purchase in the Offer before pro-rating the shares tendered by other stockholders. Accordingly, on a pro-rata basis, the Fund accepted for payment approximately 51.3% of the shares validly tendered in the Offer. Due to the large size of the conventional minimum trading threshold in Singapore, any stockholder that tendered fewer than 5,621 shares in the Offer was allocated fewer than 1,000 shares with respect to each of the portfolio securities, and therefore, received solely cash in exchange for their shares in the Offer. Approximately $3.7 million of the realized gains on investment included in the Statement of Operations resulted from the in-kind tender offer. These in-kind net gains will be excluded from the Fund’s calculation of Investment Company taxable income and net capital gain and will not be subject to the distribution requirements of the IRC applicable to regulated investment companies.

During the year ended October 31, 2012, 28,351 and 19,386 shares were issued on December 28, 2011 and on October 12, 2012, respectively, as part of the Fund’s dividend reinvestment and cash purchase plan.

Based upon filings with the Securities and Exchange Commission as of October 31, 2012, Lazard Asset Management LLC held 6.60% of the shares outstanding.

6. Discount Management Policy

On June 2, 2011, the Fund announced that the Board had approved a Discount Management Policy. In accordance with the Discount Management Policy, if the Fund’s shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund’s discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund’s distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing the Fund’s discount to NAV. The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances. The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with Aberdeen on August 4, 2011. No shares were purchased by the Fund pursuant to the Discount Management Policy during the year ended October 31, 2012.

7. Open Market Repurchase Program

On April 11, 2012, the Fund announced that the Board had approved a share repurchase program. The Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. In accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws, such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to NAV of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. No shares were purchased by the Fund under the program during the year ended October 31, 2012.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure,

The Singapore Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2012

their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$89,758,398	$26,213,620	$(1,795,785)	$24,417,835

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 was as follows:

	October 31, 2012	October 31, 2011
Distributions paid from:
Ordinary Income	$2,910,258	$11,456,800
Net long-term capital gains	2,950,651	6,106,205
Total tax character of distributions	$5,860,909	$17,563,005

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$1,552,718
Undistributed long-term capital gains – net	2,648,288
Total undistributed earnings	$4,201,006
Capital loss carryforward	–*
Other currency gains	–
Unrealized appreciation/(depreciation)	24,419,373**
Total accumulated earnings/(losses) – net	$28,620,379

*

During the year ended October 31, 2012, the Fund did not utilize a capital loss carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

**

The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to investments in passive foreign investment companies.

16	The Singapore Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2012

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders from the in-kind tender offer redemption of shares, as part of the dividends paid deduction for tax purposes. Accordingly, during the current year, $412,424 has been reclassified to undistributed net investment income and $4,426,654 to paid in capital from accumulated net realized losses on investments and foreign currency related transactions as a result of permanent differences primarily attributable to investments in passive foreign investment companies, equalization, a tender offer and foreign currency gains and losses . These reclassifications have no effect on net assets or net asset values per share.

11. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the Financial Statements as of October 31, 2012.

On December 11, 2012 the Fund declared a quarterly distribution of $0.22 per share payable on January 11, 2013 to shareholders of record as of December 31, 2012.

On December 21, 2012 the Fund declared a distribution of $0.352309 per share payable on January 11, 2013 to shareholders of record as of December 31, 2012.

The Singapore Fund, Inc.	17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Singapore Fund, Inc:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2012

18	The Singapore Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by The Singapore Fund, Inc. during the fiscal year ended October 31, 2012:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income	Short-Term Capital Gain Dividends for Non-U.S. Residents(3)
12/28/11	0.430	0.296	–	0.134000	–	0.134000	–	–	–
10/12/12	0.210	0.000	–	0.210000	–	0.210000	–	–	–

(1)   The fund did not pass through FTC to its Shareholders.

(2)   The fund did not pass through QDI to its Shareholders.

(3)   Represents the portion of the net ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The Singapore Fund, Inc.	19

Board Consideration and Approval of Investment Management Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of The Singapore Fund, Inc. (the “Fund”) held on June 5, 2012, the Board reviewed and considered the nature, quality and extent of services provided by Aberdeen Asset Management Asia Limited (the “Investment Manager”), under the Investment Management Agreement with the Investment Manager (the “Investment Management Agreement”). The Board reviewed and considered the qualifications of the portfolio management team and other key personnel of the Investment Manager who provide the investment advisory services to the Fund and determined that they are each qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed and considered the services provided to the Fund by the Investment Manager and its personnel. The Board concluded that the nature, quality and extent of advisory services provided to the Fund by the Investment Manager were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

At the time of review, the Board noted that the Investment Manager had been managing the Fund for less than a year, commencing on August 6, 2012. The Board reviewed and considered the Fund’s performance for the quarters ended January 31, 2012 and April 30, 2012, as provided to the Board prior to the Meeting. For both quarters, the Fund outperformed Fund’s benchmark, the MSCI Singapore Index. The Board also reviewed a peer group comparison of the Fund’s performance compared with all other closed-end funds within the Pacific/Asia ex-Japan Stock Category (as assigned by Morningstar), as provided in the materials distributed to the Board prior to the Meeting. The Fund ranked 4th out of 14 funds in annualized total return for the year-to-date (as of March 31, 2012) time period and sixth out of 14 for the one year time period (as of March 31, 2012). The Board concluded that the Fund’s overall performance was satisfactory compared to its benchmark for the short period that Aberdeen had been managing the Fund and that a more detailed evaluation of Fund performance under Aberdeen would be conducted at the subsequent year’s renewal.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed and considered the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range. The Board concluded that the Fund’s advisory fees under the Investment Management Agreement were competitive with these other country funds. The Board also noted that the total expense ratio of the Fund was in the range of total expense ratios of other closed-end funds investing in a single country. The Board concluded that the Fund’s total expense ratio was satisfactory.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund’s advisory fees under the Investment Management Agreement and noted that it does include a breakpoint. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Investment Manager

The Board reviewed and considered a profitability report for the Investment Manager for the last year included in the materials previously provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by the Investment Manager were not excessive in light of the advisory services provided to the Fund.

Investment Manager Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Investment Manager was financially sound and had the resources necessary to perform its obligations under the Investment Management Agreement. The Board noted that the Investment Manager’s operations remain profitable. The Board concluded that the Investment Manager has the financial resources necessary to fulfill its obligations under the Investment Management Agreement.

20	The Singapore Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited) (concluded)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Investment Manager and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Investment Manager indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of the Investment Management Agreement for another year.

The Singapore Fund, Inc.	21

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. No Directors are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Moritz A. Sell 1 Crown Court, Cheapside London EC2V 6LR Year of Birth: 1967	Chairman of the Board of Directors and Audit Committee Member	Since 2011; current term ends at the 2015 annual Meeting	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996.	2	Director of Aberdeen Australia Equity Fund, Inc. since 2004; Director of The Greater China Fund, Inc. since 2012.

Martin J. Gruber Stern School of Business New York University 44 W 4th Street New York, NY 10012 Year of Birth: 1937	Director, Audit Committee Member	Since 2000; current term ends at the 2014 annual Meeting	Mr. Gruber has been a Professor Emeritus and Scholar in Residence at the Leonard N. Stern School of Business, New York University, since 2010. He was previously a Professor of Finance at New York University, from 1965 to 2010.	1

Director of The Japan Equity Fund, Inc. since 1992; Chairman (since 2011) of The Thai Capital Fund, Inc. (Director since 2000), Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Director, National Bureau of Economic Research, since 2005.

David G. Harmer 10911 Ashurst Way Highlands Ranch, CO 80130-6961 Year of Birth: 1943	Director, Audit Committee Member	Since 1996; current term ends at the 2013 annual Meeting	Prior to retiring, Mr. Harmer was the Director of Community and Economic Development, City of Ogden, Utah, from 2005 to 2008.	1	Director of The Japan Equity Fund, Inc. since 1997; Director of The Thai Capital Fund, Inc. since 2000.

22	The Singapore Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Richard J. Herring 327 South Roberts Road Bryn Mawr, PA 19010 Year of Birth: 1946	Director, Audit Committee Member	Since 2007; current term ends at the 2014 annual Meeting

Mr. Herring has been the Jacob Safra Professor of International Banking and Professor, Finance Department, at The Wharton School, University of Pennsylvania, (education) since 1972. He is also the Founding Director, Wharton Financial Institutions Center, (research) since 1994; Co-chair of the Shadow Financial Regulatory Committee, since 2000; and Executive Director of the Financial Economists Roundtable, since 2008. He is a member of the Systemic Risk Council and the FDIC’s Systemic Resolution Advisory Council as well as the academic advisory board to the International Centre for Financial Regulation. Mr. Herring was a Director, Lauder Institute of International Management Studies, from 2000 to 2006.

				1

Director, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc. since 2007; Trustee, DWS Scudder Mutual Funds (and certain predecessor funds), since 1990; Independent Director of Barclays Bank, Delaware, since 2010.

Rahn K. Porter 944 East Rim Road Franktown, CO 80116 Year of Birth: 1954	Director, Audit Committee Chairman	Since 2007; current term ends at the 2013 annual Meeting	Mr. Porter was Senior Vice President and Treasurer, Qwest Communications International Inc., (telecommunications) from 2008 to 2011. He also served as Senior Vice President of Investor Relations, Qwest Communications International Inc. (telecommunications) from 2007 to 2008.	1

Director, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc. since 2007; Director, CenturyLink Investment Management Company (formerly Qwest Asset Management Company), since 2006; Director, BlackRidge Financial Inc., since March, 2005.

*

Mr. Sell serves as an Independent Director on the Aberdeen Australia Equity Fund, Inc. which has a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager, and may be deemed to be part of the same “Fund Complex” as the Fund.

In addition, Messrs. Gruber, Harmer, Herring and Porter serve as Directors of two other U.S. registered funds that have a common administrator with the Fund.

The Singapore Fund, Inc.	23

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since August 2011

Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since September 2012

Currently, Vice President and Head of Compliance – U.S. for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since September 2012

Currently, Vice President and Head of Fund Accounting for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since September 2012

Currently, Head of Product Management for AAMI (since 2009). Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Gary Marshall* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1961	Vice President	Since August 2011

Head of Americas since January 2010, a role which includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since August 2011

Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010. She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

24	The Singapore Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since August 2011

Currently, Group Head of Product Development of the Aberdeen Asset Management Ltd. Previously Director and Vice President (from 2006 to 2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc. (“AAMI”); Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (from 2000 to May 2005).

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since September 2012	Currently, U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007.

John J. O’Keefe c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1959	Assistant Treasurer	Since September 2012

Mr. O’Keefe joined AAMI as a Fund Accounting Manager in the Accounting Department in October 2012. Prior to that he served as Vice President, Fund Accounting Department of Daiwa Securities Trust Company, since 2000. Mr. O’Keefe previously served the Board of Directors as Vice President and Treasurer, The Singapore Fund, Inc., The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since June 2000.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

Leonard B. Mackay, Jr. 31 West 52nd Street New York, NY 10019-6131 Year of Birth: 1950	Assistant Secretary	Since 2004	Consultant, since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP.

*              As of October 2012, Messrs. Pittard, Cotton, Marshall and Goodson and Mses. Nichols, Melia, Kennedy, Sitar, and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., The Singapore Fund Inc., The India Fund Inc., The Asia-Tigers Fund Inc., and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

The Singapore Fund, Inc.	25

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Corporate Information

Board of Directors	Administrator
Moritz A. Sell, Chairman	Aberdeen Asset Management, Inc.
Martin J. Gruber	1735 Market Street, 32nd Floor
David G. Harmer	Philadelphia, PA 19103
Richard J. Herring
Rahn K. Porter	Transfer Agent and Registrar
American Stock Transfer & Trust Company
Officers	6201 15th Avenue
Alan Goodson, President	Brooklyn, NY 11219
Jeffrey Cotton, Vice President-Compliance and Chief Compliance Officer
Andrea Melia, Treasurer and Chief Financial Officer	Legal Counsel
Megan Kennedy, Vice President and Secretary	Clifford Chance US LLP
Gary Marshall, Vice President	31 West 52nd Street
Jennifer Nichols, Vice President	New York, NY 10019
Christian Pittard, Vice President
Lucia Sitar, Vice President	Independent Registered Public Accounting Firm
Heather Hasson, Assistant Secretary	PricewaterhouseCoopers LLP
Leonard B. Mackey, Jr., Assistant Secretary	300 Madison Avenue
John J. O’Keefe, Assistant Treasurer	New York, NY 10017

Investment Manager	Investor Relations
Aberdeen Asset Management Asia Ltd.	Aberdeen Asset Management Inc.
21 Church Street	1735 Market Street, 32nd Floor
#01-01 Capital Square Two	Philadelphia, PA 19103
Singapore 049480
Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The Singapore Fund, Inc. are traded on the NYSE under the symbol “SGF”. Information about the Fund’s net asset value and market price is available at www.aberdeensgf.com.

This report, including the financial information herein, is transmitted to the shareholders of The Singapore Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

As of October 31, 2012, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). A Copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 12(a)(1). During the period covered by the report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the following member of the Board’s Audit Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Rahn K. Porter.  Mr. Porter is considered by the Board to be an “Independent Director,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)1 Audit Related Fees	(c) 2 Tax Fees	(d) All Other Fees
October 31, 2012	$67,000	$16,000	$9,800	-
October 31, 2011	$80,000	-	$11,300	-

(1) Services include agreed-upon procedures in connection with the Registrant’s semi-annual financial statements ($0 in 2011 and $16,000 in 2012).

(2) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Aberdeen Asset Managers Limited (‘AAML’), the Registrant’s Investment Manager, is a wholly owned subsidiary of Aberdeen Asset Management PLC, (Aberdeen PLC), a Scottish Company. The Registrant and any entity controlling, controlled by, or under common control with the investment manager that provided ongoing services to the Registrant’s (“Covered Services Provider’) if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the one or more of its members (the “Delegate”), and the Delegate shall report to the Committee, at its next regularly scheduled meeting after the Delegate’s pre-approval of such services, his or her decision(s).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Aberdeen and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the Pre-approval requirement by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to any entity controlling, controlled by, or under common control with Aberdeen Asset Management Asia Limited, the Fund’s investment Manager (“AAMAL”) that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2011 was $3,612,255.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, AAMAL and any Covered Service Providers for the fiscal year ended October 31, 2012 was $2,254,869.  AAMAL assumed responsibility for investment management of the fund on August 6, 2011.

(h) The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment manager (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment manager), and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountants independence has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a)   The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2012, the audit committee members were:

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

Moritz Sell

(b)         Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit C and policies of the Investment Manager are included as Exhibit D.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of January 4, 2013.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young	Responsible for equities globally from the Singapore office.

Hugh Young set up the Singapore office in 1992 as the Group’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of our parent company, Aberdeen. Hugh has over 25 years’ experience in investment management and has managed the Group’s Asian assets since 1985, including award-winning mutual funds and closed-end funds. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance.

Chou Chong	Responsible for the Asian equities from the Singapore Office.

Chou Chong is an Investment Director on the Team.  Chou joined Aberdeen Asia in 1994 and became instrumental in refining the group’s investment process and portfolio construction techniques, as the team expanded, and was made a director.  Chou then spent time in Sydney, Australia as Investment Director, imposing discipline and rigor, restructuring the portfolios and turning around performance, before transferring to London to lead the Pan-European Equity Team.  In June 2008, Chou returned to Singapore and joined the Asian Equity Team. He graduated with a double Masters in accounting & finance and information systems from the London School of Economics.

Flavia Cheong	Responsible for the Asian equities from the Singapore Office.

Flavia Cheong is an Investment Director on the Team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining Aberdeen in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. Flavia graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA Charterholder.
Christopher Wong	Responsible for investment management on the Asian and global emerging markets equities team.

Christopher Wong is a Senior Investment Manager on the Team. ] Chris joined Aberdeen in 2001 in the Private Equity Unit.  Previously, Chris worked for Andersen Corporate Finance as an Associate Director advising clients on mergers and acquisitions in South East Asia.  Chris graduated with a BA in Accounting and Finance from Heriot-Watt University, Edinburgh.  Chris is a Fellow of the Chartered Certified Accountants (FCCA) and a CFA Charterholder.

Kristy Fong	Responsible for investment management on the Asian and global emerging markets equities team.

Kristy Fong is an Investment Manager on the Asian Equities Team.  Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an analyst.  Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore.  She is a CFA Charterholder.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Hugh Young	16	11,339.58	81	60,657.55	133	46,798.77
Chou Chong	16	11,339.58	81	60,657.55	133	46,798.77
Flavia Cheong	16	11,339.58	81	60,657.55	133	46,798.77
Christopher Wong	16	11,339.58	81	60,657.55	133	46,798.77
Kristy Fong	16	11,339.58	81	60,657.55	133	46,798.77

Total assets are as of October 31, 2012 and have been translated to U.S. dollars at a rate of £1.00 = $1.61.

(3)

There were 11 accounts managed by applicable Portfolio Managers (with assets under management totaling approximately $3,038.41m) with respect to which part of the advisory fee is based on the performance of the account.   The investment strategies of these accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager) and the interest of the Registrant.

Aberdeen’s remuneration policies are designed to support its business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognise corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other group employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen PLC determines the key performance indicators that will be applied in considering the overall size of the bonus pool.    In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen PLC, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen PLC takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen PLC also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen PLC environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen PLC for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

(4)         Portfolio Manager Ownership.

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2012
Hugh Young	0
Chou Chong	0
Flavia Cheong	0
Christopher Wong	0
Kristy Fong	0

(b) During the period ended October 31, 2012, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 6, 2012.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
April 11, 2012 through April 30, 2012	0	0	0	749,757
May 1, 2012 through May 31, 2012	0	0	0	749,757
June 1, 2012 through June 30, 2012	0	0	0	749,757
July 1, 2012 through July 31, 2012	0	0	0	749,757
August 1, 2012 through August 31, 2012	0	0	0	749,757
September 1, 2012 through September 30, 2012	0	0	0	749,757
October 1, 2012 through October 31, 2012	0	0	0	749,757
Total	0	0	0	749,757

1   On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2012, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics of the Registrant as required by Rule 30a-2(a) under the Act is an exhibit to this report.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)                                  Proxy Voting Policy of Registrant.

(d)                                 Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Singapore Fund, Inc.

By: /s/ Alan Goodson

Alan Goodson,

Principal Executive Officer of

The Singapore Fund, Inc.

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Alan Goodson

Alan Goodson,

Principal Executive Officer of

The Singapore Fund, Inc.

Date: January 4, 2013

By: /s/ Andrea Melia

Andrea Melia,

Principal Financial Officer of

The Singapore Fund, Inc.

Date: January 4, 2013